                                                                    EXHIBIT 99


PRESS RELEASE                           Source: First Acceptance Corporation
                                        Contact: Steve Harrison  (615) 844-2900

FIRST ACCEPTANCE CORPORATION REPORTS FIRST QUARTER FINANCIAL RESULTS

NASHVILLE, TN, November 8, 2005 /PRNewswire-FirstCall/ -- First Acceptance Corporation (NYSE: FAC) today reported its financial results for the first quarter ended September 30, 2005 of its fiscal year ending June 30, 2006.

         Net income for the three months ended September 30, 2005 was $3.7 million, or $0.08 per share on a fully-diluted basis, compared to $3.9 million, or $0.08 per share on a fully-diluted basis, for the same period of fiscal 2005. Total weighted average diluted shares increased from 48.0 million to 49.5 million over the same period as a result of the effect of the issuance of 750,000 contingent shares in connection with the USAuto acquisition and the increase in the dilutive effect of stock options, primarily as a result of the increase in the Company's average stock price.

         There were no gains on sales of foreclosed real estate in either the three months ended September 30, 2005 or 2004.

INSURANCE OPERATIONS

o KEY RATIOS - The Company's loss ratio for the three months ended September 30, 2005 was 66.6%, compared with 61.9% for the same period last year and 68.8% for the quarter ended June 30, 2005. The Company's expense ratio for the three months ended September 30, 2005 was 20.6%, compared with 13.6% for the same period last year and 22.0% for the quarter ended June 30, 2005. As a result, the Company's combined ratio for the three months ended September 30, 2005 was 87.2%, compared with 75.5% for the same period last year and 90.8% for the quarter ended June 30, 2005. Expected losses from Hurricane Katrina during the current quarter amounted to approximately $300,000 and resulted in a 0.7% point increase in the loss ratio. The expense ratio for the three months ended September 30, 2005 increased primarily as a result of costs incurred in adding and developing new retail locations.

o OFFICE EXPANSION - During the three months ended September 30, 2005, the Company added 39 additional offices, compared to 16 offices added during the three months ended September 30, 2004 and 84 offices added during the three months ended June 30, 2005. The total number of stores increased from 154 as of September 30, 2004 and 309 as of June 30, 2005 to 348 as of September 30, 2005. The Company now leases offices in 12 states, including offices in South Carolina where the Company commenced operations in October 2005.

o PREMIUM GROWTH - Total gross premiums earned (before the effects of reinsurance) increased 27% to $42.8 million for the three months ended September 30, 2005 from $33.6 million for the same period last year. The number of insured policies in force serviced by the Company at September 30, 2005 increased 35% over the number of policies in force at

         September 30, 2004. Net premiums earned increased 97% over this same period as a result of the aforementioned increase in gross premiums earned, the non-renewal of our 50% quota share reinsurance on September 1, 2004 and the increase in the assumed reinsurance percentage for business written in Alabama from 50% to 100% on February 1, 2005.

REAL ESTATE OPERATIONS

         There was no real estate sales activity during the most recent quarter. However, on October 31, 2005, the Company sold a parcel of foreclosed real estate for net proceeds of $872,000 that resulted in a gain of $796,000. After giving effect to this sale, the Company has five parcels of land remaining to be sold in the San Antonio area, which have a book value of $885,000.

CASH AND INVESTED ASSETS

         During the three months ended September 30, 2005, the Company contributed $750,000 to the statutory capital and surplus of its two insurance company subsidiaries, USAuto Insurance Company Inc. and Village Auto Insurance Company Inc., to support additional premium writings. At September 30, 2005, the Company held unrestricted cash and investments of $11.2 million that is available for general corporate purposes and to provide support for increased premium writings of the insurance operations.

ABOUT FIRST ACCEPTANCE CORPORATION

         First Acceptance Corporation began its operations as Liberte Investors, Inc. in 1986. Its insurance subsidiary, USAuto, which began operations in 1995, provides non-standard private passenger automobile insurance, primarily through employee-agents. As of November 1, 2005, the Company leased 356 retail offices in 12 states. The Company's insurance company subsidiaries are licensed to do business in 24 states.

         This press release contains forward-looking statements. These statements, which have been included in reliance on the "safe harbor" provisions of the federal securities laws, involve risks and uncertainties. Investors are hereby cautioned that these statements may be affected by important factors, including, among others, the factors set forth in the Company's Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission. Actual operations and results may differ materially from the results discussed in the forward-looking statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.






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

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                          ($000S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                             THREE MONTHS ENDED
                                                SEPTEMBER 30,
                                            --------------------
                                             2005         2004
                                            -------      -------
REVENUES:
   Premiums earned                          $42,754      $21,685
   Commissions and fees                       6,405        6,672
   Ceding commissions from reinsurer             --        1,937
   Investment income                          1,099          609
                                            -------      -------
     Total revenues                          50,258       30,903
                                            -------      -------

EXPENSES:
   Losses and loss adjustment expenses       28,491       13,430
   Insurance operating expenses              15,223       10,406
   Other operating expenses                     613          369
   Stock-based compensation                      84           61
   Depreciation and amortization                214          669
   Interest expense                              --           70
                                            -------      -------
     Total expenses                          44,625       25,005
                                            -------      -------

Income before income taxes                    5,633        5,898
Income tax expense                            1,920        2,034
                                            -------      -------
Net income                                  $ 3,713      $ 3,864
                                            =======      =======

Basic net income per share                  $  0.08      $  0.08

Diluted net income per share                $  0.08      $  0.08

Weighted average basic shares                47,455       46,659

Weighted average diluted shares              49,465       48,041





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

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF OPERATIONS - BY BUSINESS SEGMENT
                          ($000S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                             THREE MONTHS ENDED
INSURANCE OPERATIONS                            SEPTEMBER 30,
                                            --------------------
                                              2005         2004
                                            -------      -------
REVENUES:
   Premiums earned                          $42,754      $21,685
   Commissions and fees                       6,405        6,672
   Ceding commissions from reinsurer             --        1,937
   Investment income                            887          355
                                            -------      -------
     Total revenues                          50,046       30,649
                                            -------      -------
EXPENSES:
   Losses and loss adjustment expenses       28,491       13,430
   Operating expenses                        15,223       10,406
   Depreciation and amortization                214          669
                                            -------      -------
     Total expenses                          43,928       24,505
                                            -------      -------

Income before income taxes                  $ 6,118      $ 6,144
                                            =======      =======


                                             THREE MONTHS ENDED
REAL ESTATE AND CORPORATE(1)                    SEPTEMBER 30,
                                            --------------------
                                             2005         2004
                                            -------      -------
REVENUES:
   Investment income                        $   212      $   254
                                            -------      -------
     Total revenues                             212          254
                                            -------      -------
EXPENSES:
   Operating expenses                           613          369
   Stock-based compensation                      84           61
   Interest expense                              --           70
                                            -------      -------
     Total expenses                             697          500
                                            -------      -------

Loss before income taxes                    $  (485)     $  (246)
                                            =======      =======

---------------------

(1) Includes activities related to disposing of foreclosed real estate held for sale, interest expense associated with debt, and general corporate overhead.







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



                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                          ($000S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                         SEPTEMBER 30,     JUNE 30,
                                                             2005            2005
                                                         ------------      --------
ASSETS
Fixed maturities, available-for-sale, at market value       $ 86,234       $ 74,840
Investment in mutual fund, at market value                    11,139         10,920
Cash and cash equivalents                                     21,192         24,762
Premiums and fees receivable                                  45,851         42,908
Reinsurance recoverables                                       3,456          4,490
Deferred tax asset                                            46,820         48,106
Other assets                                                  11,576         11,031
Foreclosed real estate held for sale                             961            961
Goodwill and identifiable intangible assets                  112,668        112,704
                                                            --------       --------
TOTAL                                                       $339,897       $330,722
                                                            ========       ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Total policy liabilities                                      97,788         90,649
Other liabilities                                             10,807         11,744
                                                            --------       --------
     Total liabilities                                       108,595        102,393
Total stockholders' equity                                   231,302        228,329
                                                            --------       --------
TOTAL                                                       $339,897       $330,722
                                                            ========       ========

Book value per share                                        $   4.87       $   4.81






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


                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                                SUPPLEMENTAL DATA
                          ($000S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


GROSS PREMIUMS EARNED BY STATE

                                          THREE MONTHS ENDED
                                             SEPTEMBER 30,
                                       ------------------------
                                         2005            2004
                                       --------        --------
Gross premiums earned:
   Georgia                             $ 17,316        $ 16,905
   Alabama                                6,930           6,309
   Tennessee                              6,331           6,401
   Ohio                                   3,300           2,017
   Florida                                2,589              --
   Texas                                  2,459              --
   Missouri                               1,234             890
   Mississippi                            1,211             961
   Indiana                                1,161             134
   Pennsylvania                             125              --
   Illinois                                 122              --
                                       --------        --------
Total gross premiums earned              42,778          33,617
   Premiums ceded                           (24)         (8,340)
   Premiums not assumed                     --          (3,592)
                                       --------        --------
Total net premiums earned              $ 42,754        $ 21,685
                                       ========        ========


GAAP COMBINED RATIOS (INSURANCE COMPANIES)

                                                 THREE MONTHS ENDED
                                                     SEPTEMBER 30,
                                                 ------------------
                                                 2005          2004
                                                 ----          ----
Loss and loss adjustment expense                 66.6%         61.9%
Expense(1)                                       20.6%         13.6%
                                                 ----          ----
                                                 87.2%         75.5%
                                                 ====          ====


(1) Insurance operating expenses are reduced by fee income from insureds and ceding commissions received from our quota-share reinsurer as compensation for the costs incurred in servicing the business on their behalf.



POLICIES IN FORCE

                                               THREE MONTHS ENDED
                                                  SEPTEMBER 30,
                                              --------------------
                                               2005          2004
                                              -------       ------
Policies in force - beginning of period       119,422       91,385
Net increase during period                      6,377        1,500
                                              -------       ------
Policies in force - end of period             125,799       92,885
                                              =======       ======






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



                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                          SUPPLEMENTAL DATA (CONTINUED)
                                   (UNAUDITED)


NUMBER OF RETAIL LOCATIONS

                                             THREE MONTHS ENDED
                                                SEPTEMBER 30,
                                              -----------------
                                              2005         2004
                                              ----         ----
Retail locations - beginning of period         309          138
  Opened                                        40           17
  Closed                                        (1)          (1)
                                              ----         ----
Retail locations - end of period               348          154
                                              ====         ====




RETAIL LOCATIONS BY STATE

                                                                       CHANGE IN LOCATIONS DURING
                                                                         THE THREE MONTHS ENDED
                       AS OF SEPTEMBER 30,         AS OF JUNE 30,             SEPTEMBER 30,
                       -------------------        -----------------      ----------------------
                        2005         2004         2005         2004         2005         2004
                        ----         ----         ----         ----         ----         ----
Alabama                  25           23           25           21           --            2
Florida                  36            1           24           --           12            1
Georgia                  63           57           63           55           --            2
Illinois                 15           --           12           --            3           --
Indiana                  25            8           22            4            3            4
Mississippi               8            8            9            6           (1)           2
Missouri                 21           11           18           11            3           --
Ohio                     30           28           30           25           --            3
Pennsylvania             17           --           14           --            3           --
Tennessee                20           18           20           16           --            2
Texas                    88           --           72           --           16           --
                        ---          ---          ---          ---          ---           --
         Total          348          154          309          138           39           16
                        ===          ===          ===          ===          ===           ==






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